UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES STRATEGIC INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! ARES STRATEGIC INCOME FUND P.O. BOX 219270 KANSAS CITY, MO 64105 ARES STRATEGIC INCOME FUND 2024 Annual Meeting Vote by June 25, 2024 11:59 PM ET You invested in ARES STRATEGIC INCOME FUND and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 26, 2024. Vote Virtually at the Meeting* June 26, 2024 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ASIF2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V43029-P10537 Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Privacy Notice online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V43030-P10537 1. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For 2. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.